UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

Dune Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Rosemary Avenue, Suite 204 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(917) 742-1904

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DUNEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DUNE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DUNEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 18, 2023, Dune Acquisition Corporation, a Delaware corporation (“Dune”), received a notice (the “Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless Dune timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), Dune’s securities (common stock, warrants and units) would be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on December 28, 2023, due to Dune’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Dune intends to timely request a hearing before the Panel to allow additional time to complete a business combination. If timely filed, the hearing request will result in a stay of any suspension or delisting action pending the hearing.

Item 8.01. Other Events

Business Combination

As previously disclosed on May 15, 2023, Dune entered into a Unit Purchase Agreement, dated May 14, 2023 (as amended on August 22, 2023 and on November 24, 2023, the “Purchase Agreement”), with Global Gas Holdings LLC, a direct, wholly owned subsidiary of Dune, Global Hydrogen Energy LLC, a Delaware limited liability company (“Global Hydrogen”), and William Bennett Nance, Jr., Sergio Martinez and Barbara Guay Martinez, the equity holders of Global Hydrogen, pursuant to which Dune and Global Hydrogen agreed to enter into a business combination transaction (the “Business Combination”). Dune and Global Hydrogen intend to close the Business Combination on December 21, 2023 without Nasdaq listing approval due to the failure of the combined company to satisfy all of the initial listing standards of The Nasdaq Capital Market as of the closing of the Business Combination. The combined company intends to work expeditiously to satisfy all of the applicable Nasdaq listing standards as promptly as practicable.

Redemption Results

The Business Combination was approved by Dune’s stockholders at a special meeting of Dune’s stockholders concluded on December 4, 2023 (the “Special Meeting”). In connection with the Special Meeting and the Business Combination, holders of 747,518 shares of Dune’s Class A common stock, par value $0.0001 per share, exercised their right to redeem their shares for cash at a redemption price of approximately $10.04 per share, for an aggregate redemption amount of $7,507,824.89.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “shall,” “seek,” “result,” “become,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements. These forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the proposed Business Combination and inferences of anticipated closing timing; (2) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; (3) current and future potential commercial and customer relationships; and (4) anticipated demand for the combined company’s product and service offerings. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Dune’s and Global Hydrogen’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside Dune’s and Global Hydrogen’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (ii) the outcome of any legal proceedings that may be instituted against Dune and Global Hydrogen following the announcement of the Purchase Agreement and the transactions contemplated thereby; (iii) the inability of the parties to timely or successfully complete the proposed Business Combination, including redemptions by Dune’s stockholders, certain regulatory approvals or the satisfaction of other conditions to closing in the Purchase Agreement; (iv) risks relating to the uncertainty of the projected financial information with respect to Global Hydrogen; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement or could otherwise cause the transaction to fail to close; (vi) the impact of the COVID-19 pandemic on Global Hydrogen’s business and/or the ability of the parties to complete the proposed Business Combination; (vii) the inability to maintain the listing of Dune’s shares on The Nasdaq Capital Market following the proposed Business Combination; (viii) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (ix) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Global Hydrogen to grow and manage growth profitably, sell and expand its product and service offerings, implement its growth strategy and retain its key employees; (x) risks relating to Global Hydrogen’s operations and business, including the combined company’s ability to raise financing, hire employees, secure supplier, customer and other commercial contracts, obtain licenses and information technology and protect itself against cybersecurity risks; (xi) intense competition and competitive pressures from other companies worldwide in the industries in which the combined company will operate; (xii) litigation and the ability to adequately protect the combined company’s intellectual property rights; (xiii) costs related to the proposed Business Combination; (xiv) changes in applicable laws or regulations; (xv) the inability to complete any PIPE investment or other financing needed to complete the Business Combination, or to satisfy other conditions to closing; and (xvi) the possibility that Global Hydrogen or Dune may be adversely affected by other economic, business and/or competitive factors. The foregoing list of factors is not exhaustive, and there may be additional risks that neither Dune nor Global Hydrogen presently know or that Dune and Global Hydrogen currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Additional information concerning certain of these and other risk factors is contained in Dune’s most recent filings with the Securities and Exchange Commission (the “SEC”), including Dune’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 10, 2023, as amended by Amendment No. 1 to Dune’s Annual Report on Form 10-K/A, which was filed with the SEC on July 17, 2023, and in those other documents that Dune has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. In addition, forward-looking statements reflect Dune’s and Global Hydrogen’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Dune and Global Hydrogen anticipate that subsequent events and developments will cause Dune’s and Global Hydrogen’s assessments to change. All subsequent written and oral forward-looking statements concerning Dune and Global Hydrogen, the transactions related to the proposed Business Combination or other matters attributable to Dune, Global Hydrogen or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. While Dune and Global Hydrogen may elect to update these forward-looking statements at some point in the future, each of Dune and Global Hydrogen expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Dune’s and Global Hydrogen’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ACQUISITION CORPORATION

Date: December 20, 2023	By:	/s/ Michael Castaldy
	Name:	Michael Castaldy
	Title:	Chief Financial Officer